EXHIBIT 99.1

ZIFF DAVIS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

As previously announced, on March 2, 2026, Ziff Davis, Inc. (“Ziff Davis” or the “Company”) entered into a definitive agreement (the “Purchase Agreement”) to sell its Connectivity division, comprised of several data and services businesses that sit at the center of the broadband economy and are sources of information on internet connectivity and network performance (“Connectivity”) to Accenture Inc. for an aggregate purchase price of $1.2 billion in cash, subject to certain customary adjustments set forth in the Purchase Agreement (the “Sale”). On June 17, 2026 (the “Closing Date”) the Company completed the Sale. The Sale is intended to support the Company’s ongoing efforts to maximize value for its shareholders. The Company plans to utilize the proceeds of the Sale for general corporate purposes and to fund its capital allocation activities. In the first quarter of 2026, the assets and liabilities of Connectivity were classified as held for sale and the Company determined it met the criteria to present Connectivity as a discontinued operation in accordance with Accounting Standards Codification (“ASC”) 205-20, Discontinued Operations.

The unaudited pro forma condensed consolidated financial information below was prepared in accordance with Article 11 of Regulation S-X. This unaudited pro forma condensed consolidated financial information should be read together with the Company’s historical consolidated financial statements and accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in its annual report on Form 10-K for the year ended December 31, 2025 and in its quarterly report on Form 10-Q for the three months ended March 31, 2026.

The following unaudited pro forma condensed consolidated financial information has been derived from the Company’s historical consolidated financial statements and gives effect to the Sale and related transactions. The unaudited pro forma Condensed Consolidated Balance Sheet as of March 31, 2026 reflects the Company’s financial position as if the Sale had occurred on March 31, 2026. The unaudited pro forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2026 and for each of the years ended December 31, 2025, 2024, and 2023 reflect Connectivity as a discontinued operation. In addition, the unaudited pro forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2026 and the year ended December 31, 2025 reflects the Company’s results as if the Sale had occurred on January 1, 2025, however, no transaction accounting adjustments were necessary. The unaudited pro forma Condensed Consolidated Balance Sheet as of March 31, 2026 and the unaudited pro forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2026 were derived from the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2026. The unaudited pro forma Condensed Consolidated Statements of Operations for the fiscal years ended December 31, 2025, 2024, and 2023 were derived from the Company’s annual report on Form 10-K for the year ended December 31, 2025.

The information in the “Discontinued Operations” columns was derived from the Company’s consolidated financial statements and related accounting records, and reflects the operating results of and costs to sell Connectivity. Discontinued Operations does not include any allocation of general corporate overhead expense or interest expense of the Company to Connectivity. Discontinued Operations does not reflect what Connectivity’s results of operations would have been on a stand-alone basis and are not necessarily indicative of future results of operations. While classified as held for sale and after the Closing Date, the historical financial results of Connectivity will be reflected in our consolidated financial statements as discontinued operations under U.S. generally accepted accounting principles (“GAAP”) for all periods.

The Company elected not to show any “management adjustments” presenting potential cost savings in the unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated financial information is presented based on information currently available, is intended for informational purposes, is not intended to represent what the Company’s Condensed Consolidated Statements of Operations and Condensed Consolidated Balance Sheet actually would have been had the Sale occurred on the dates indicated above, and does not reflect all actions that may be undertaken by the Company after the disposition of Connectivity. In addition, the “Pro Forma Ziff Davis” columns are not necessarily indicative of future results, nor do they reflect what the Company’s financial position and results of operations would have been as an independent public company during the periods presented.

ZIFF DAVIS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2026
(IN THOUSANDS)

	Historical Ziff Davis (as reported)	Transaction Accounting Adjustments Note 1	Notes	Pro Forma Ziff Davis
ASSETS
Cash and cash equivalents	$519,718	$1,157,419	(A)	$1,676,699
		(438)	(C)
Escrow receivable, current	—	12,000	(A)	12,000
Accounts receivable, net of allowances	397,456	—		397,456
Prepaid expenses and other current assets	83,101	—		83,101
Current assets - held for sale	435,223	(435,223)	(B)	—
Total current assets	1,435,498	733,758		2,169,256
Long-term investments	100,075	—		100,075
Property and equipment, net	166,924	—		166,924
Intangibles, net	314,134	—		314,134
Goodwill	1,343,817	—		1,343,817
Deferred income taxes	5,419	—		5,419
Escrow receivable, noncurrent	—	25,000	(A)	25,000
Other assets	28,418	—		28,418
TOTAL ASSETS	$3,394,285	$758,758		$4,153,043
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued expenses	$450,266	2,565	(C)	$458,953
		6,122	(D)
Income taxes payable, current	2,706	181,663	(E)	193,127
		8,758	(F)
Deferred revenue, current	132,048	—		132,048
Current portion of long-term debt	148,810	—		148,810
Other current liabilities	15,521	—		15,521
Current liabilities - held for sale	114,365	(114,365)	(B)	—
Total current liabilities	863,716	84,743		948,459
Long-term debt	718,257	—		718,257
Deferred revenue, noncurrent	6,105	—		6,105
Liability for uncertain tax positions	20,150	—		20,150
Deferred income taxes	30,157	(8,758)	(F)	21,399
Other noncurrent liabilities	34,392	—		34,392
TOTAL LIABILITIES	1,672,777	75,985		1,748,762
Common stock	374	—		374
Additional paid-in capital	454,325	—		454,325
Retained earnings	1,332,193	874,186	(B)	2,015,591
		(3,003)	(C)
		(6,122)	(D)
		(181,663)	(E)
Accumulated other comprehensive loss	(65,384)	(625)	(B)	(66,009)
TOTAL STOCKHOLDERS’ EQUITY	1,721,508	682,773		2,404,281
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,394,285	$758,758		$4,153,043

ZIFF DAVIS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2026
(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Historical Ziff Davis (as reported)	Pro Forma Ziff Davis
Total revenues	$267,641	$267,641
Operating costs and expenses:
Direct costs	44,317	44,317
Sales and marketing	115,233	115,233
Research, development, and engineering	13,637	13,637
General, administrative, and other related costs	46,644	46,644
Depreciation and amortization	44,878	44,878
Total operating costs and expenses	264,709	264,709
Operating income	2,932	2,932
Interest expense, net	(6,896)	(6,896)
Other income, net	688	688
Loss before income tax expense and income from equity method investment	(3,276)	(3,276)
Income tax expense	(2,637)	(2,637)
Income from equity method investment, net of tax	5,138	5,138
Net loss from continuing operations	(775)	(775)

Net loss per common share:
Basic	$(0.02)	$(0.02)
Diluted	$(0.02)	$(0.02)
Weighted average shares outstanding:
Basic	37,597,190	37,597,190
Diluted	37,597,190	37,597,190

ZIFF DAVIS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2025
(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Historical Ziff Davis (as reported)	Discontinued Operations Note 2	Pro Forma Ziff Davis
Total revenues	$1,451,268	$(230,733)	$1,220,535
Operating costs and expenses:
Direct costs	206,598	(33,335)	173,263
Sales and marketing	543,325	(60,055)	483,270
Research, development, and engineering	61,962	(8,230)	53,732
General, administrative, and other related costs	210,027	(21,944)	188,083
Depreciation and amortization	228,691	(29,022)	199,669
Goodwill impairment	17,579	—	17,579
Total operating costs and expenses	1,268,182	(152,586)	1,115,596
Operating income	183,086	(78,147)	104,939
Interest expense, net	(25,910)	(173)	(26,083)
Loss on sale of businesses	(57,988)	—	(57,988)
Gain on investments, net	5,018	—	5,018
Provision for credit losses on investments	(17,566)	—	(17,566)
Other loss, net	(5,893)	5,359	(534)
Income before income tax expense and loss from equity method investment	80,747	(72,961)	7,786
Income tax expense	(25,447)	15,808	(9,639)
Loss from equity method investment, net of tax	(7,946)	—	(7,946)
Net income (loss)	$47,354	$(57,153)	$(9,799)

Net income (loss) per common share:
Basic	$1.16		$(0.24)
Diluted	$1.15		$(0.24)
Weighted average shares outstanding:
Basic	40,977,183		40,977,183
Diluted	41,098,514		40,977,183

ZIFF DAVIS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2024
(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Historical Ziff Davis (as reported)	Discontinued Operations Note 2	Pro Forma Ziff Davis
Total revenues	$1,401,688	$(213,620)	$1,188,068
Operating costs and expenses:
Direct costs	200,323	(28,633)	171,690
Sales and marketing	519,694	(53,465)	466,229
Research, development, and engineering	67,373	(9,185)	58,188
General, administrative, and other related costs	203,461	(7,405)	196,056
Depreciation and amortization	211,916	(31,817)	180,099
Goodwill impairment	85,273	—	85,273
Total operating costs and expenses	1,288,040	(130,505)	1,157,535
Operating income	113,648	(83,115)	30,533
Interest expense, net	(13,988)	(241)	(14,229)
Loss on sale of businesses	(3,780)	—	(3,780)
Loss on investments, net	(7,654)	—	(7,654)
Other income, net	4,968	(635)	4,333
Income before income tax expense and income from equity method investment	93,194	(83,991)	9,203
Income tax expense	(41,370)	19,138	(22,232)
Income from equity method investment, net of tax	11,223	—	11,223
Net income (loss)	$63,047	$(64,853)	$(1,806)

Net income (loss) per common share:
Basic	$1.42		$(0.04)
Diluted	$1.42		$(0.04)
Weighted average shares outstanding:
Basic	44,457,071		44,457,071
Diluted	44,519,693		44,457,071

ZIFF DAVIS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2023
(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Historical Ziff Davis (as reported)	Discontinued Operations Note 2	Pro Forma Ziff Davis
Total revenues	$1,364,028	$(211,518)	$1,152,510
Operating costs and expenses:
Direct costs	185,650	(26,153)	159,497
Sales and marketing	487,365	(50,844)	436,521
Research, development, and engineering	68,860	(12,977)	55,883
General, administrative, and other related costs	195,726	(15,236)	180,490
Depreciation and amortization	236,966	(31,763)	205,203
Goodwill impairment	56,850	—	56,850
Total operating costs and expenses	1,231,417	(136,973)	1,094,444
Operating income	132,611	(74,545)	58,066
Interest expense, net	(20,031)	(280)	(20,311)
Loss on investments, net	(28,138)	—	(28,138)
Other loss, net	(9,468)	1,143	(8,325)
Income before income tax expense and loss from equity method investment	74,974	(73,682)	1,292
Income tax expense	(24,142)	18,198	(5,944)
Loss from equity method investment, net of tax	(9,329)	—	(9,329)
Net income (loss)	$41,503	$(55,484)	$(13,981)

Net income (loss) per common share:
Basic	$0.89		$(0.30)
Diluted	$0.89		$(0.30)
Weighted average shares outstanding:
Basic	46,400,941		46,400,941
Diluted	46,464,261		46,400,941

ZIFF DAVIS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The Company’s unaudited pro forma condensed consolidated balance sheet as of March 31, 2026 and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2026 and for the years ended December 31, 2025, 2024, and 2023, include the following pro forma adjustments:

Note 1. Transaction Accounting Adjustments:

(A) Estimated cash proceeds in connection with the Sale are as follows (in thousands):

Base purchase price	$1,200,000
Purchase price adjustment (i)	16,147
Total consideration	1,216,147
Costs to sell (ii)	(21,728)
Net cash proceeds	1,194,419
Escrow receivable (iii)	(37,000)
Cash and cash equivalents proceeds	$1,157,419

i.Purchase price adjustment includes items specified in the terms of the Purchase Agreement, including preliminary estimates for closing net working capital, closing cash, closing indebtedness, and closing transaction costs.
ii.Represents the estimated impact of costs associated with the Sale, such as financial advisor success fees, that are not already reflected in historical results.
iii.Amount of proceeds to be held in escrow comprising (a) $12.0 million for working capital adjustments and (b) $25.0 million for indemnifications.

(B) Estimated pre-tax gain on sale, assuming Ziff Davis completed the transaction as of March 31, 2026, is as follows (in thousands):

Net cash proceeds	$1,194,419
Net assets sold	(320,858)
Realized accumulated other comprehensive income:
Foreign currency translation adjustment	625
Estimated pre-tax gain on sale	$874,186

For purposes of the unaudited pro forma Condensed Consolidated Balance Sheet, the estimated gain recognized in retained earnings is based on the net carrying value of Connectivity as of March 31, 2026 rather than as of the Closing Date. As a result, the estimated gain reflected herein may differ materially from the actual gain on the Sale as of the Closing Date because of the differences in the carrying value of assets and liabilities at the Closing Date. The pro forma gain on disposal has not been reflected in the unaudited pro forma Condensed Consolidated Statements of Operations as this amount pertains to discontinued operations and does not reflect the impact on income from continuing operations.

(C) Reflects legal, consulting, accounting fees, and other professional services incurred to effect the Sale that are not already reflected in historical results. These items will be expensed as incurred within discontinued operations and therefore have not been reflected in the unaudited pro forma Condensed Consolidated Statements of Operations as this amount does not reflect the impact on income from continuing operations.

(D) In connection with the Sale, the Company will provide incentives to certain Connectivity employees, which include (i) non-recurring cash transaction bonuses and (ii) the conversion of certain unvested equity awards into cash payments equivalent to the closing price of Ziff Davis common stock one full trading day following the Closing Date. The incremental expense and accrued liability for these incentives that is not already reflected in historical results is reflected as a transaction accounting adjustment. These items will be expensed as incurred within discontinued operations and, therefore, have not been reflected in the unaudited pro forma Condensed Consolidated Statements of Operations as this amount does not reflect the impact on income from continuing operations.

(E) Reflects the estimated income tax impact of the transaction accounting adjustments. The adjustment was calculated by applying the United States federal statutory income tax rate of 21.0%.

(F) Reflects the estimated deferred taxes related to Connectivity subsidiaries that will reverse upon sale.

Note 2. Discontinued Operations:

The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2025, 2024, and 2023, reflects the discontinued operations of Connectivity, including the associated assets, liabilities, equity and results of operations, and the non-recurring costs, primarily consisting of professional fees that are directly related to the Sale. Intercompany transactions between the Company and Connectivity that were eliminated in consolidation are excluded from discontinued operations.